UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2016

Central Index Key Number of the issuing entity: 0001688957

Wells Fargo Commercial Mortgage Trust 2016-C37

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0001541468

Ladder Capital Finance LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001624053

Silverpeak Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001592182

Rialto Mortgage Finance, LLC

Central Index Key Number of the sponsor: 0001541214

C-III Commercial Mortgage LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-12	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events.

Item 8.01.      Other Events.

On or about December 22, 2016, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2016-C37, Commercial Mortgage Pass-Through Certificates, Series 2016-C37 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2016-C37 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of December 1, 2016 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-EF, Class X-G, Class X-H, Class X-J, Class D, Class E, Class F, Class G, Class H, Class J, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about December 22, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of sixty three (63) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of December 9, 2016, between the Registrant and Barclays; certain of the Mortgage Loans are expected to be acquired by the Registrant from Ladder Capital Finance LLC (“Ladder”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of December 9, 2016, between the Registrant, Ladder, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP; certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of December 9, 2016, between the Registrant and Wells Fargo; certain of the Mortgage Loans are expected to be acquired by the Registrant from Silverpeak Real Estate Finance LLC (“Silverpeak”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of December 9, 2016, between the Registrant and Silverpeak; certain of the Mortgage Loans are expected to be acquired by the Registrant from Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of December 9, 2016, between the Registrant and Rialto; certain of the Mortgage Loans are expected to be acquired by the Registrant from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of December 9, 2016, between the Registrant and C-III.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Barclays Capital Inc., Academy Securities, Inc. and Deutsche Bank Securities Inc. (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of December 9, 2016, between the Registrant, the Dealers, as underwriters, and Wells Fargo, and (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of December 9, 2016, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 12, 2016 and filed with the Securities and Exchange Commission on December 22,

2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Hilton USA Trust 2016-HHV, Commercial Mortgage Pass-Through Certificates was issued by Hilton USA, pursuant to a Trust and Servicing Agreement, dated as of November 28, 2016 (the “Hilton USA 2016-HHV Trust and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association as trustee. Pursuant to the Pooling and Servicing Agreement, the Hilton Hawaiian Village Whole Loan is a Non-Serviced Whole Loan, the Hilton Hawaiian Village Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Hilton Hawaiian Village Whole Loan is governed by the Hilton USA 2016-HHV Trust and Servicing Agreement and by the Hilton Hawaiian Village Intercreditor Agreement (as defined below). The Hilton USA 2016-HHV Trust and Servicing Agreement is attached hereto as Exhibit 99.7.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Securities Trust 2016-LC25, Commercial Mortgage Pass-Through Certificates, Series 2016-LC25 was issued by Wells Fargo Commercial Mortgage Securities Trust 2016-LC25, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2016 (the “WFCM 2016-LC25 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representation reviewer. Pursuant to the Pooling and Servicing Agreement, the Walmart Shadow Anchored Portfolio Whole Loan is a Non-Serviced Whole Loan, the Walmart Shadow Anchored Portfolio Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Walmart Shadow Anchored Portfolio Whole Loan is governed by the WFCM 2016-LC25 Pooling and Servicing Agreement and by the Walmart Shadow Anchored Portfolio Intercreditor Agreement (as defined below). The WFCM 2016-LC25 Pooling and Servicing Agreement is attached hereto as Exhibit 99.8.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled CFCRE 2016-C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C6 was issued by CFCRE 2016-C6 Mortgage Trust, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2016 (the “CFCRE 2016-C6 Pooling and Servicing Agreement”), between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, the Potomac Mills Whole Loan is a Non-Serviced Whole Loan, the Potomac Mills Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Potomac Mills Whole Loan is governed by the CFCRE 2016-C6 Pooling and Servicing Agreement and by the Potomac Mills Intercreditor Agreement (as defined below). The CFCRE 2016-C6 Pooling and Servicing Agreement is attached hereto as Exhibit 99.9.

Prior to the Closing Date, a series of mortgage pass-through certificates, Citigroup Commercial Mortgage Trust 2016-C3, Commercial Mortgage Pass-Through Certificates, Series 2016-C3 was issued by Citigroup Commercial Mortgage Trust 2016-C3, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2016 (the “CGCMT 2016-C3 Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator and Deutsche Bank Trust Company Americas, as trustee. Pursuant to the Pooling and Servicing Agreement, the 80 Park Plaza Whole Loan is a Non-Serviced Whole Loan, the 80 Park Plaza Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the 80 Park Plaza Whole Loan is governed by the CGCMT 2016-C3 Pooling and Servicing Agreement and by the 80 Park Plaza Intercreditor Agreement (as defined below). The CGCMT 2016-C3 Pooling and Servicing Agreement is attached hereto as Exhibit 99.10.

The holders of the promissory notes evidencing the Hilton Hawaiian Village Whole Loan (the “Hilton Hawaiian Village Noteholders”) entered into a co-lender agreement, dated as of November 28, 2016 (the “Hilton Hawaiian Village Intercreditor Agreement”), between the Hilton Hawaiian Village Noteholders, which sets forth the respective rights of each Hilton Hawaiian Village Noteholder. The Hilton Hawaiian Village Intercreditor Agreement is attached hereto as Exhibit 99.11.

The holders of the promissory notes evidencing the Quantum Park Whole Loan (the “Quantum Park Noteholders”) entered into an agreement between note holders, dated as of October 21, 2016 (the “Quantum Park Intercreditor Agreement”), between the Quantum Park Noteholders, which sets forth the respective rights of each Quantum Park Noteholder. The Quantum Park Intercreditor Agreement is attached hereto as Exhibit 99.12.

The holders of the promissory notes evidencing the Walmart Shadow Anchored Portfolio Whole Loan (the “Walmart Shadow Anchored Portfolio Noteholders”) entered into a co-lender agreement, dated as of November 8, 2016 (the “Walmart Shadow Anchored Portfolio Intercreditor Agreement”), between the Walmart Shadow Anchored Portfolio Noteholders, which sets forth the respective rights of each Walmart Shadow Anchored Portfolio Noteholder. The Walmart Shadow Anchored Portfolio Intercreditor Agreement is attached hereto as Exhibit 99.13.

The holders of the promissory notes evidencing the Potomac Mills Whole Loan (the “Potomac Mills Noteholders”) entered into an agreement between note holders, dated as of November 17, 2016 (the “Potomac Mills Intercreditor Agreement”), between the Potomac Mills Noteholders, which sets forth the respective rights of each Potomac Mills Noteholder. The Potomac Mills Intercreditor Agreement is attached hereto as Exhibit 99.14.

The holders of the promissory notes evidencing the 1140 Avenue of the Americas Whole Loan (the “1140 Avenue of the Americas Noteholders”) entered into a co-lender agreement, dated as of September 29, 2016 (the “1140 Avenue of the Americas Intercreditor Agreement”), between the 1140 Avenue of the Americas Noteholders, which sets forth the respective rights of each 1140 Avenue of the Americas Noteholder. The 1140 Avenue of the Americas Intercreditor Agreement is attached hereto as Exhibit 99.15.

The holders of the promissory notes evidencing the Fremaux Town Center Whole Loan (the “Fremaux Town Center Noteholders”) entered into an agreement, dated as of November 22, 2016 (the “Fremaux Town Center Intercreditor Agreement”), between the Fremaux Town Center Noteholders, which sets forth the respective rights of each Fremaux Town Center Noteholder. The Fremaux Town Center Intercreditor Agreement is attached hereto as Exhibit 99.16.

The holders of the promissory notes evidencing the Midwest Industrial Portfolio Whole Loan (the “Midwest Industrial Portfolio Noteholders”) entered into an agreement, dated as of December 19, 2016 (the “Midwest Industrial Portfolio Intercreditor Agreement”), between the Midwest Industrial Portfolio Noteholders, which sets forth the respective rights of each Midwest Industrial Portfolio Noteholder. The Midwest Industrial Portfolio Intercreditor Agreement is attached hereto as Exhibit 99.17.

The holders of the promissory notes evidencing the 80 Park Plaza Whole Loan (the “80 Park Plaza Noteholders”) entered into a co-lender agreement, dated as of October 26, 2016 (the “80 Park Plaza Intercreditor Agreement”), between the 80 Park Plaza Noteholders, which sets forth the respective rights of each 80 Park Plaza Noteholder. The 80 Park Plaza Intercreditor Agreement is attached hereto as Exhibit 99.18.

The holders of the promissory notes evidencing the Redwood MHC Portfolio Whole Loan (the “Redwood MHC Portfolio Noteholders”) entered into a co-lender agreement, dated as of November 22, 2016 (the “Redwood MHC Portfolio Intercreditor Agreement”), between the Redwood MHC Portfolio Noteholders, which sets forth the respective rights of each Redwood MHC Portfolio Noteholder. The Redwood MHC Portfolio Intercreditor Agreement is attached hereto as Exhibit 99.19.

The holders of the promissory notes evidencing the DoubleTree by Hilton Tempe Whole Loan (the “DoubleTree by Hilton Tempe Noteholders”) entered into an agreement, dated as of December 9, 2016 (the “DoubleTree by Hilton Tempe Intercreditor Agreement”), between the DoubleTree by Hilton Tempe Noteholders, which sets forth the respective rights of each DoubleTree by Hilton Tempe Noteholder. The DoubleTree by Hilton Tempe Intercreditor Agreement is attached hereto as Exhibit 99.20.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of December 9, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., Academy Securities, Inc. and Deutsche Bank Securities Inc.

4.1	Pooling and Servicing Agreement, dated as of December 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 12, 2016.

99.1	Mortgage Loan Purchase Agreement, dated as of December 9, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC.

99.2	Mortgage Loan Purchase Agreement, dated as of December 9, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP.

99.3	Mortgage Loan Purchase Agreement, dated as of December 9, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.4	Mortgage Loan Purchase Agreement, dated as of December 9, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Silverpeak Real Estate Finance LLC

99.5	Mortgage Loan Purchase Agreement, dated as of December 9, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of December 9, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.7	Trust and Servicing Agreement, dated as of November 28, 2016, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

99.8	Pooling and Servicing Agreement, dated as of December 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representation reviewer.

99.9	Pooling and Servicing Agreement, dated as of November 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representation reviewer.

99.10	Pooling and Servicing Agreement, dated as of November 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

99.11	Co-Lender Agreement, dated as of November 28, 2016, by and among JPMorgan Chase Bank, National Association, as initial note 1 holder, Deutsche Bank AG, New York Branch, as initial note 2 holder, Goldman Sachs Mortgage Company, as initial note 3 holder, Barclays Bank PLC, as initial note 4 holder, Morgan Stanley Bank, N.A, as initial note 5 holder and Cantor Commercial Real Estate Lending, L.P., as initial note 6 holder, relating to the Hilton Hawaiian Village Whole Loan.

99.12	Co-Lender Agreement, dated as of October 21, 2016, between Barclays Bank PLC, as initial note A-1 holder, Barclays Bank PLC, as initial note A-2 holder, and Barclays Bank PLC, as initial note A-3 holder, relating to the Quantum Park Whole Loan.

99.13	Co-Lender Agreement, dated as of November 8, 2016, between Ladder Capital Finance I LLC, for itself to the extent of its interest, and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as note A-1 holder and Ladder Capital Finance I LLC, for itself to the extent of its interest, and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as note A-2 holder, relating to the Walmart Shadow Anchored Portfolio Whole Loan.

99.14	Agreement Between Note Holders, dated as of November 17, 2016, by and between Société Généralé, as the initial note A-1 holder, Société Généralé, as the initial note A-2 holder, Bank of America, N.A., as the initial note A-3 holder, Bank of America, N.A., as the initial note A-4 holder, Cantor Commercial Real Estate Lending, L.P., as the initial note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as the initial note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as the initial note A-7 holder, Cantor Commercial Real Estate Lending, L.P., as the initial note A-7 holder, Barclays Bank PLC, as the initial note A-8 holder, Barclays Bank PLC, as the initial note A-9 holder, Barclays Bank PLC, as the initial note A-10 holder, Société Généralé, as the initial note B-1 holder, Société Généralé, as the initial note B-2 holder, Société Généralé, as the initial note B-3 holder, Bank of America, N.A., as the initial note A-4 holder, Bank of America, N.A., as the initial note B-5 holder, Cantor Commercial Real Estate Lending, L.P., as the initial note B-6 holder, Cantor Commercial Real Estate Lending, L.P., as the initial note B-7 holder, Cantor Commercial Real Estate Lending, L.P., as the initial note B-8 holder, Barclays Bank PLC, as the initial note B-9 holder, Barclays Bank PLC, as the initial note B-10 holder, relating to the Potomac Mills Whole Loan.

99.15	Co-Lender Agreement, dated as of September 29, 2016, between Ladder Capital Finance I LLC, for itself to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as the holder of Note A-1, Ladder Capital Finance I LLC, for itself to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as the holder of Note A-2, Ladder Capital Finance I LLC, for itself to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as the holder of Note A-3, and Ladder Capital Finance I LLC, for itself to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as the holder of Note A-4, relating to the 1140 Avenue of the Americas Whole Loan.

99.16	Agreement Between Note Holders, dated as of November 22, 2016, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder and Wells Fargo Bank, National Association, as initial note A-3 holder, relating to the Fremaux Town Center Whole Loan.

99.17	Agreement Between Note Holders, dated as of December 19, 2016, between Barclays Bank PLC, as initial note A-1 holder, and Barclays Bank PLC, as initial note A-2 holder, relating to the Midwest Industrial Portfolio Whole Loan.

99.18	Amended and Restated Co-Lender Agreement, dated as of September 30, 2016, between Citigroup Global Markets Realty Corp., as note A-1 holder and note A-3 holder, and Ladder Capital Finance VI TRS LLC, as note A-2 holder, note A-4A holder and note A-4B holder, relating to the 80 Park Plaza Whole Loan.

99.19	Co-Lender Agreement, dated as of November 22, 2016, between Ladder Capital Finance I LLC, for itself to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as the holder of Note A-1, Ladder Capital Finance I LLC, for itself to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as the holder of Note A-2 and Ladder Capital Finance I LLC, for itself to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as the holder of Note A-3, relating to the Redwood MHC Portfolio Whole Loan.

99.20	Agreement Between Note Holders, dated as of December 9, 2016, by and between Silverpeak Real Estate Finance LLC, as initial note A-1 holder, and Silverpeak Real Estate Finance LLC, as initial note A-2 holder, relating to the DoubleTree by Hilton Tempe Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Matthew Orrino
Name:	Matthew Orrino
Title:	Director

Dated: December 22, 2016

Exhibit Index

Exhibit No.		Description

	1.1	Underwriting Agreement, dated as of December 9, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., Academy Securities, Inc. and Deutsche Bank Securities Inc.

4.1	Pooling and Servicing Agreement, dated as of December 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 12, 2016.

99.1	Mortgage Loan Purchase Agreement, dated as of December 9, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC.

99.2	Mortgage Loan Purchase Agreement, dated as of December 9, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP.

99.3	Mortgage Loan Purchase Agreement, dated as of December 9, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.4	Mortgage Loan Purchase Agreement, dated as of December 9, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Silverpeak Real Estate Finance LLC

99.5	Mortgage Loan Purchase Agreement, dated as of December 9, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of December 9, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.7	Trust and Servicing Agreement, dated as of November 28, 2016, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

99.8	Pooling and Servicing Agreement, dated as of December 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representation reviewer.

99.9	Pooling and Servicing Agreement, dated as of November 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Wilmington Trust, National Association, as trustee, Park

Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representation reviewer.

99.10	Pooling and Servicing Agreement, dated as of November 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

99.11	Co-Lender Agreement, dated as of November 28, 2016, by and among JPMorgan Chase Bank, National Association, as initial note 1 holder, Deutsche Bank AG, New York Branch, as initial note 2 holder, Goldman Sachs Mortgage Company, as initial note 3 holder, Barclays Bank PLC, as initial note 4 holder, Morgan Stanley Bank, N.A, as initial note 5 holder and Cantor Commercial Real Estate Lending, L.P., as initial note 6 holder, relating to the Hilton Hawaiian Village Whole Loan.

99.12	Co-Lender Agreement, dated as of October 21, 2016, between Barclays Bank PLC, as initial note A-1 holder, Barclays Bank PLC, as initial note A-2 holder, and Barclays Bank PLC, as initial note A-3 holder, relating to the Quantum Park Whole Loan.

99.13	Co-Lender Agreement, dated as of November 8, 2016, between Ladder Capital Finance I LLC, for itself to the extent of its interest, and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as note A-1 holder and Ladder Capital Finance I LLC, for itself to the extent of its interest, and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as note A-2 holder, relating to the Walmart Shadow Anchored Portfolio Whole Loan.

99.14	Agreement Between Note Holders, dated as of November 17, 2016, by and between Société Généralé, as the initial note A-1 holder, Société Généralé, as the initial note A-2 holder, Bank of America, N.A., as the initial note A-3 holder, Bank of America, N.A., as the initial note A-4 holder, Cantor Commercial Real Estate Lending, L.P., as the initial note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as the initial note A-6 holder, Cantor Commercial Real Estate Lending, L.P., as the initial note A-7 holder, Cantor Commercial Real Estate Lending, L.P., as the initial note A-7 holder, Barclays Bank PLC, as the initial note A-8 holder, Barclays Bank PLC, as the initial note A-9 holder, Barclays Bank PLC, as the initial note A-10 holder, Société Généralé, as the initial note B-1 holder, Société Généralé, as the initial note B-2 holder, Société Généralé, as the initial note B-3 holder, Bank of America, N.A., as the initial note A-4 holder, Bank of America, N.A., as the initial note B-5 holder, Cantor Commercial Real Estate Lending, L.P., as the initial note B-6 holder, Cantor Commercial Real Estate Lending, L.P., as the initial note B-7 holder, Cantor Commercial Real Estate Lending, L.P., as the initial note B-8 holder, Barclays Bank PLC, as the initial note B-9 holder, Barclays Bank PLC, as the initial note B-10 holder, relating to the Potomac Mills Whole Loan.

99.15	Co-Lender Agreement, dated as of September 29, 2016, between Ladder Capital Finance I LLC, for itself to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as the holder of Note A-1, Ladder Capital Finance I LLC, for itself to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as the holder of Note A-2, Ladder Capital Finance I LLC, for itself to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as the holder of Note A-3, and Ladder Capital Finance I LLC, for itself to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as the holder of Note A-4, relating to the 1140 Avenue of the Americas Whole Loan.

99.16	Agreement Between Note Holders, dated as of November 22, 2016, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder and Wells Fargo Bank, National Association, as initial note A-3 holder, relating to the Fremaux Town Center Whole Loan.

99.17	Agreement Between Note Holders, dated as of December 19, 2016, between Barclays Bank PLC, as initial note A-1 holder, and Barclays Bank PLC, as initial note A-2 holder, relating to the Midwest Industrial Portfolio Whole Loan.

99.18	Amended and Restated Co-Lender Agreement, dated as of September 30, 2016, between Citigroup Global Markets Realty Corp., as note A-1 holder and note A-3 holder, and Ladder Capital Finance VI TRS LLC, as note A-2 holder, note A-4A holder and note A-4B holder, relating to the 80 Park Plaza Whole Loan.

99.19	Co-Lender Agreement, dated as of November 22, 2016, between Ladder Capital Finance I LLC, for itself to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as the holder of Note A-1, Ladder Capital Finance I LLC, for itself to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as the holder of Note A-2 and Ladder Capital Finance I LLC, for itself to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as the holder of Note A-3, relating to the Redwood MHC Portfolio Whole Loan.

99.20	Agreement Between Note Holders, dated as of December 9, 2016, by and between Silverpeak Real Estate Finance LLC, as initial note A-1 holder, and Silverpeak Real Estate Finance LLC, as initial note A-2 holder, relating to the DoubleTree by Hilton Tempe Whole Loan.